UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 23, 2005


                            O'REILLY AUTOMOTIVE, INC.


             (Exact Name of Registrant as Specified in Its Charter)


         Missouri                                      44-0618012
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(State or Other Jurisdiction                  (IRS Employer Identification No.)
     of Incorporation)

                                233 S. Patterson
                           Springfield, Missouri 65802
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               (Address of Principal Executive Offices)(Zip Code)


                                  417-862-6708
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              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
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         (Former name or former address, if changed since last report.)


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

     The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 25, 2005
                                     O'REILLY AUTOMOTIVE, INC.

                                     By:/s/ James R. Batten
                                     -------------------------------------------
                                     James R. Batten
                                     Executive Vice President of Finance
                                      Chief Financial Officer and Treasurer
                                      (principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------------------------------------------------------------

 99.1          Press Release dated February 25, 2005



FOR IMMEDIATE RELEASE

For further information contact:                              David O'Reilly
                                                              James R. Batten
                                                              (417) 862-3333

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                O'REILLY AUTOMOTIVE, INC. ANNOUNCES PROMOTION OF
                  GREG HENSLEE AND TED WISE TO CEO AND COO AS
                 PART OF O'REILLY'S MANAGEMENT SUCCESSION PLAN

--------------------------------------------------------------------------------

Springfield, MO, February 23, 2005 - O'Reilly Automotive, Inc. (the "Company") (NASDAQ: ORLY) announced that, effective immediately, the following steps in the Company's leadership transition will occur, which are in accordance with the Company's management succession plan.

Greg Henslee will be promoted to Chief Executive Officer/Co-President and Ted Wise will be promoted to Chief Operating Officer/Co-President. Both have served as Co-Presidents of the Company since 1999.

David O'Reilly, the current Chief Executive Officer and Co-Chairman of the Board of Directors, will become the Chairman of the Board. As the Chairman, David will retain an executive management position with responsibility for overall strategic direction and will provide financial oversight and leadership support to the Company. He will continue to chair the Company's Finance Committee, which consists of Greg Henslee, Ted Wise and Jim Batten, EVP and CFO.

Larry O'Reilly, currently the other Co-Chairman of the Board will serve as a Vice Chairman of the Board. Charlie O'Reilly, currently a director and Vice Chairman of the Board, and Rosalie O'Reilly-Wooten, a director, will continue to serve the Company in their current capacities. As a result, the four O'Reilly family directors will continue to serve with the current prestigious group of five outside independent directors.

Greg Henslee, CEO

As CEO, Greg will assume administrative responsibility for all corporate operations and will take the lead role in investor communications. Finance, merchandise/purchasing/inventory control, distribution, information systems, advancing technologies and corporate services will report directly to Greg.

Greg, age 44, has been with the Company for 20 years. He has consistently demonstrated a high level of leadership and expertise. He was hired by O'Reilly in 1984 as a parts specialist, and has held positions as Assistant Store Manager, District Manager, and Computer Operations Manager. In 1995 he was appointed Vice-President of Store Operations and then in 1999 Co-President.

Ted Wise,  COO

As COO, in addition to working closely with Greg in an overall corporate role, Ted will continue to have direct responsibility for store sales/operations, store acquisitions, store expansion/real estate, advertising/marketing, risk management and human resources.

Ted, age 54, has been with the company for 34 years. He began his career in 1970 at the retail store level and in 1978, he became the Company's first District Manager. In 1984 he was named the first O'Reilly Vice-President, in charge of Store Operations, and in 1990, he was promoted to Executive Vice-President of Store Operations and Sales. In 1999, Ted was named Co-President.

"We have worked over the last few years to develop a succession plan to effectively and seamlessly transition certain leadership positions to team members who can carry on the O'Reilly tradition of excellence. Continuing our philosophy of promoting from within, we are proud to have qualified and capable leaders like Greg and Ted assume these new levels of responsibility," stated David O'Reilly. "I look forward to focusing my leadership efforts towards implementing the strategic vision we have developed at O'Reilly," added David.

The Company enjoys tremendous industry experience in its top leadership ranks and has developed a very strong team of departmental and key business function leaders as well. "We are confident in our management team and their ability to continue providing industry leading performance, " stated Larry O'Reilly.

O'Reilly Automotive, Inc. is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment and accessories in the United States, serving both the do-it-yourself and professional installer markets. Founded in 1957 by the O'Reilly family, the Company operated 1,249 stores within the states of Alabama, Arkansas, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Mississippi, Missouri, Nebraska, North Carolina, Oklahoma, South Carolina, Tennessee, Texas and Virginia as of December 31, 2004.

The Company claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements discuss, among other things, expected growth, store development and expansion strategy, business strategies, future revenues and future performance. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Such statements are subject to risks, uncertainties and assumptions, including, but not limited to, competition, product demand, the market for auto parts, the economy in general, inflation, consumer debt levels, governmental approvals, our ability to hire and retain qualified employees, risks associated with the integration of acquired businesses, weather, terrorist activities, war and the threat of war. Actual results may materially differ from anticipated results described in these forward-looking statements. Please refer to the Risk Factors sections of the Company's Form 10-K for the year ended December 31, 2003, for more details.